UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2022

Checkpoint Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38128	47-2568632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

95 Sawyer Road, Suite 110
Waltham, MA 02453

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CKPT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 15, 2022, Checkpoint Therapeutics, Inc. (the “Company”) held its 2022 Annual Meeting of stockholders at 10:00 a.m. Eastern Time by means of an online virtual meeting platform. There were 90,891,442 shares of common stock and 7,000,000 shares of Class A common stock outstanding on the record date, representing 176,172,027 votes. Stockholders representing 152,746,982, or 86.70%, of the 176,172,027 votes outstanding were represented in person or by proxy constituting a quorum.

At the 2022 Annual Meeting, the following proposals were approved: (i) the election of seven directors to hold office until the 2023 annual meeting; and (ii) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. These proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A for the 2022 Annual Meeting filed with the Securities and Exchange Commission on April 29, 2022.

Proposal 1

The votes with respect to the election of seven directors to hold office until the 2022 annual meeting were as follows:

Director	For	% Voted For	Withheld	% Voted Withheld	Broker Non- Votes
Michael S. Weiss	104,749,857	87.12%	15,483,641	12.88%	32,513,484
Christian Béchon	107,637,425	89.52%	12,596,073	10.48%	32,513,484
Scott Boilen	107,579,607	89.48%	12,653,891	10.52%	32,513,484
Neil Herskowitz	107,555,399	89.46%	12,678,099	10.54%	32,513,484
James F. Oliviero	107,863,440	89.71%	12,370,058	10.29%	32,513,484
Lindsay A. Rosenwald, M.D.	107,406,102	89.33%	12,827,396	10.67%	32,513,484
Barry Salzman	107,509,985	89.42%	12,723,513	10.58%	32,513,484

Proposal 2

The vote with respect to the ratification of BDO USA, LLP as the Company’s independent registered accounting firm for the year ending December 31, 2022 was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
140,552,648	11,422,919	771,415	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2022	Checkpoint Therapeutics, Inc.
(Registrant)

	By	/s/ James F. Oliviero
James F. Oliviero
President and Chief Executive Officer